Exhibit 99.1

STAAR Surgical Announces Expiration of Go-Shop Period

No Competing Acquisition Proposals Received

Results of Go-Shop Process Validate the Effectiveness of the STAAR Board’s Process

Now is the Right Time to Sell the Business and Alcon is the Right Buyer

LAKE FOREST, Calif, December 8, 2025 – STAAR Surgical Company (NASDAQ: STAA), the global leader in phakic IOLs with the EVO family of Implantable Collamer® Lenses (EVO ICL™) for vision correction, today announced the expiration of the previously announced go-shop period pursuant to STAAR’s amended merger agreement with Alcon Inc. (SIX/NYSE: ALC). The go-shop period expired at 11:59 p.m. Eastern Time on December 6, 2025. No proposals were received prior to the expiration.

During the go-shop period, STAAR, with the assistance of its financial advisor, Citi, actively solicited acquisition proposals from a wide range of potentially interested third parties. In total, STAAR engaged with 21 third parties, including financial sponsors, potential strategic acquirers and the parties previously identified in STAAR’s proxy statement as Party A, B and C. Two of the 21 parties signed non-disclosure agreements, received diligence information from STAAR and engaged in discussions with STAAR management. However, none of the 21 parties submitted a competing acquisition proposal during the go-shop period.

Since the execution of the Alcon merger agreement in August 2025, Broadwood Partners, L.P. has alleged that numerous parties were interested in acquiring STAAR and that STAAR’s Board and management team ignored inbound interest. Despite STAAR’s active outreach to potential bidders during the go-shop period, only two parties showed interest to take the first step of executing a non-disclosure agreement. Broadwood has repeatedly referred to the purported interest of Party A, B and C to undermine the thoughtful process overseen by STAAR’s experienced and independent Board, and the outcome of the go-shop process discredits Broadwood’s allegations. Party A, B and C did not sign a non-disclosure agreement to receive information regarding STAAR. The outcome of the go-shop process exposes Broadwood’s unrealistic assumptions regarding the potential interest of Party A, B and C and others in acquiring STAAR.

“The STAAR Board conducted a thoughtful sale process before the transaction was announced that was based on its extensive M&A experience, careful consideration of potential alternatives and its informed view of the ophthalmic space – experience and information that Broadwood does not possess,” said Stephen Farrell, CEO of STAAR. “The results of this go-shop confirm that the process that the Board pursued before approving the merger agreement – and its knowledge of STAAR’s business, risks and opportunities – produced the best buyer for STAAR.”

Stockholders with questions about voting their shares should contact STAAR’s proxy solicitor, Innisfree M&A Incorporated:

•	For stockholders: +1 877-750-8233 (toll-free from the U.S. and Canada) or +1 412-232-3651 (from other countries)

•	For banks and brokerage firms: +1 212-750-5833

About STAAR Surgical

STAAR Surgical (NASDAQ: STAA) is the global leader in implantable phakic intraocular lenses, a vision correction solution that reduces or eliminates the need for glasses or contact lenses. Since 1982, STAAR has been dedicated solely to ophthalmic surgery, and for 30 years, STAAR has been designing, developing, manufacturing, and marketing advanced Implantable Collamer® Lenses (ICLs), using its proprietary biocompatible Collamer material. STAAR ICL’s are clinically-proven to deliver safe long-term vision correction without removing corneal tissue or the eye’s natural crystalline lens. Its EVO ICL™ product line provides visual freedom through a quick, minimally invasive procedure. STAAR has sold more than 3 million ICLs in over 75 countries. Headquartered in Lake Forest, California, the company operates research, development, manufacturing, and packaging facilities in California and Switzerland. For more information about ICL, visit www.EVOICL.com. To learn more about STAAR, visit www.staar.com.

Additional Information About the Merger and Where to Find It

This communication relates to the proposed transaction involving STAAR. In connection with the proposed transaction, STAAR has filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including STAAR’s definitive proxy statement on Schedule 14A (the “Proxy Statement”), on September 16, 2025. The Proxy Statement was first sent to STAAR stockholders on September 16, 2025, and was thereafter supplemented. This communication is not a substitute for the Proxy Statement or any other document that STAAR may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF STAAR ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, or by visiting STAAR’s investor relations website, https://investors.staar.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Under SEC rules, STAAR and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of STAAR’s common stock in connection with the proposed transaction. Information about the directors and executive officers of STAAR and their ownership of STAAR’s common stock is set forth in the Proxy Statement, the definitive proxy statement for STAAR’s 2025 Annual Meeting of Stockholders (the “Annual Proxy Statement”), which was filed with the SEC on April 24, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000718937/000095017025058174/staa-20250424.htm), including the sections captioned “Compensation of Directors,” “Information Regarding Executive Officers” and “Security Ownership of Principal Shareholders and Management,” or its Annual Report on Form 10-K for the year ended December 27, 2024, which was filed with the SEC on February 21, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000718937/000095017025024813/staa-20241227.htm), and in other documents filed by STAAR with the SEC. To the extent holdings of such participants in STAAR’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC by STAAR’s directors and executive officers. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-Looking Statements

The information covered by this communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often contain words such as “anticipate,” “believe,” “expect,” “plan,” “estimate,” “project,” “continue,” “will,” “should,” “may,” and similar terms. All statements in this communication that are not statements of historical fact are forward-looking statements. These forward-looking statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Alcon merger agreement or could cause the consummation of the proposed transaction to be delayed or to fail to occur; (2) STAAR’s ability to obtain approval of the proposed transaction from STAAR’s stockholders; (3) the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; (4) risks related to disruption of management’s attention from STAAR’s ongoing business operations due to the proposed transaction; (5) the effect of the announcement of the proposed transaction on the ability of STAAR to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (6) the ability of STAAR to meet expectations regarding the timing and completion of the transaction; (7) the outcome of any legal proceedings that may be instituted against STAAR related to the proposed transaction; (8) the possibility that STAAR’s stock price may decline significantly if the proposed transaction is not consummated; and (9) other important factors set forth in the Proxy Statement under the caption “Risk Factors” and STAAR’s Annual Report on Form 10-K for the year ended December 27, 2024 under the caption “Risk Factors,” as any such factors may be updated from time to time in STAAR’s other filings with the SEC.

Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, STAAR undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

STAAR Contacts:

Niko Liu, CFA

United States: +1 626-303-7902 (ext 3023)

Hong Kong: +852-6092-5076

nliu@staar.com

investorrelations@staar.com

Connie Johnson

+1 626-303-7902 (ext 2207)

cjohnson@staar.com

Lucas Pers / Alexandra Benedict

Joele Frank, Wilkinson Brimmer Katcher

+1 212-895-8692 / +1 212-895-8644